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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 8, 2000 relating to the financial statements of Advanced Magnetics, Inc., which appears in Advanced Magnetics, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000.


/S/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
Boston, Massachusetts
November 1, 2001